UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 16, 2002

                         WASHINGTON TRUST BANCORP, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


               Rhode Island             0-13091          05-0404671
         ------------------------ ------------------- -----------------
       (State or Other Jurisdiction (Commission File  (IRS Employer
        of Incorporation)            Number)           Identification No.)



                  23 Broad Street, Westerly, Rhode Island 02891
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (401) 348-1200

            Former name or address, if changed from last report: N/A

Item 5.  Other Events

     On April 16, 2002, Washington Trust Bancorp, Inc. ("Washington Trust"), parent of The Washington Trust Company, completed its acquisition of First Financial Corp. ("First Financial"), parent of First Bank and Trust Company ("First Bank"). As a result of the acquisition, First Financial has been merged into Washington Trust and First Bank has been merged into The Washington Trust Company. Holders of First Financial common stock are entitled to receive 0.842 of a share of Washington Trust common stock, par value $0.0625 per share, plus $16.00 in cash, for each share of First Financial common stock that they hold, with cash to be paid in lieu of fractional shares. The press release issued by Washington Trust is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits Exhibit 99.1 - Press Release of Washington Trust Bancorp, Inc., dated April 16, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                  WASHINGTON TRUST BANCORP, INC.


Date:  April 18, 2002                          By: John C. Warren
                                                   --------------
                                                   John C. Warren
                                                   Chairman and Chief
                                                   Executive Officer